UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

374Water Inc.
(Name of Registrant as Specified In Its Charter) (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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374Water Inc.

701 W. Main Street, Suite 410

Durham, North Carolina 27701

(919) 888-8194

April 29, 2024

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of 374Water Inc. to be held at 10:00 a.m., Eastern Time, on June 13, 2024, at our corporate headquarters located at 701 W. Main Street, Suite 410, Durham, North Carolina 27701.

We are distributing our proxy materials to certain stockholders via the Internet under the U.S. Securities and Exchange Commission “Notice and Access” rules. We believe this approach allows us to provide stockholders with a timely and convenient way to receive proxy materials and vote, while lowering the costs of delivery and reducing the environmental impact of our Annual Meeting. We are mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) beginning on or about May 4, 2024, rather than a paper copy of the Proxy Statement, the proxy card and our 2023 Annual Report, which includes our annual report on Form 10-K for the fiscal year ended December 31, 2023. The Notice of Internet Availability contains instructions on how to access the proxy materials, vote and obtain, if desired, a paper copy of the proxy materials.

Your vote is very important, regardless of the number of shares of our voting securities that you own. Whether or not you expect to be present at the Annual Meeting, after receiving the Notice of Internet Availability please vote as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting. As an alternative to voting in person at the Annual Meeting, you may vote via the Internet, by telephone, or by signing, dating and returning the proxy card that is mailed to those that request paper copies of the Proxy Statement and the other proxy materials. If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the meeting and vote in person. Failure to do so may result in your shares not being eligible to be voted by proxy at the meeting.

On behalf of the Board of Directors, I urge you to submit your vote as soon as possible, even if you currently plan to attend the meeting in person.

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Thank you for your support of our company. I look forward to seeing you at the Annual Meeting.

Sincerely,

/s/ Deanna Rene Estes

Deanna Rene Estes
Chairperson of the Board of Directors

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE STOCKHOLDER MEETING TO BE HELD ON JUNE 13, 2024:

Our official Notice of Annual Meeting of Stockholders, Proxy Statement, Form of Proxy Card and

2024 Annual Report to Stockholders are available at:

www.proxyvote.com

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374WATER INC.

701 W. Main Street, Suite 410

Durham, North Carolina 27701

(919) 888-8194

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 13, 2024

The 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of 374Water Inc., a Delaware corporation (the “Company”), will be held on June 13, 2024, at 10:00 a.m. Eastern Time, at our corporate headquarters located at 701 W. Main Street, Suite 410, Durham, North Carolina 27701. We will consider and act on the following items of business at the Annual Meeting:

(1)	Election of seven directors to serve as directors on our Board of Directors to serve until our 2025 Annual Meeting of Stockholders or until successors have been duly elected and qualified.

(2)	An advisory vote on the compensation of the Company’s named executive officers as disclosed in the Proxy Statement accompanying this notice.

(3)	Increase of the amount of authorized number of shares common stock of the Company issuable under the 2021 Equity Incentive Plan by 14,000,000 shares.

(4)	Ratification of the appointment of Cherry Bekaert LLP, as our independent registered public accounting firm for the 2024 fiscal year.

(5)	Such other business as may arise and that may properly be conducted at the Annual Meeting or any adjournment or postponement thereof.

Stockholders are referred to the proxy statement accompanying this notice (the “Proxy Statement”) for more detailed information with respect to the matters to be considered at the Annual Meeting. After careful consideration, the Board of Directors recommends a vote “FOR” the election of the nominees as directors (Proposal 1); and “FOR” Proposals 2, 3 and 4.

The Board of Directors has fixed the close of business on April 26, 2024, as the record date (the “Record Date”) for the Annual Meeting. A complete list of registered stockholders entitled to vote at the Annual Meeting will be available for inspection at the office of the Company during regular business hours for the ten (10) calendar days prior to and during the Annual Meeting.

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YOUR VOTE AND PARTICIPATION IN THE COMPANY’S AFFAIRS ARE IMPORTANT.

If your shares are registered in your name, even if you plan to attend the Annual Meeting or any postponement or adjournment of the Annual Meeting in person, we request that you vote by telephone, over the Internet, or complete, date, sign and mail the enclosed form of proxy in accordance with the instructions set out in the proxy card and in the Proxy Statement to ensure that your shares will be represented at the Annual Meeting.

If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the Annual Meeting and vote in person. Failure to do so may result in your shares not being eligible to be voted by proxy at the Annual Meeting.

By Order of the Board of Directors,

/s/ Deanna Rene Estes

Deanna Rene Estes
Chairperson of the Board of Directors

April 29, 2024

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374WATER INC.

701 W. Main Street, Suite 410

Durham, North Carolina 27701

(919) 888-8194

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 13, 2024

Unless the context otherwise requires, references in this Proxy Statement to “we,” “us,” “our,” “the Company,” or “374Water” refer to 374Water Inc., a Delaware corporation, and its consolidated subsidiaries as a whole. In addition, unless the context otherwise requires, references to “stockholders” are to the holders of our common stock, par value $0.001 per share ("Common Stock"), each of whom is entitled to vote at the 2024 annual meeting of stockholders of the Company (the “Annual Meeting”).

The accompanying proxy is solicited by the Board of Directors (the “Board”) on behalf of 374Water to be voted at the Annual Meeting to be held on June 13, 2024, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (the “Notice”) and at any adjournment(s) or postponement(s) of the Annual Meeting. This Proxy Statement and accompanying form of proxy are dated April 29, 2024 and are expected to be first sent or given to stockholders on or about May 4, 2024.

The executive offices of the Company are located at 710 W. Main Street, Suite 410, Durham, North Carolina 27701, and the mailing address of the Company is 3710 Shannon Rd., Suite 51877, Durham, North Carolina 27717.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE STOCKHOLDER MEETING TO BE HELD ON June 13, 2024:

As permitted by the “Notice and Access” rules of the U.S. Securities and Exchange Commission (the “SEC”), we are making this Proxy Statement, the proxy card and our Annual Report available to stockholders electronically via the Internet at the following website: www.proxyvote.com.

On or about May 4, 2024, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) that contains instructions on how stockholders may access and review all of the proxy materials and how to vote. Also on or about May 4, 2024, we began mailing printed copies of the proxy materials to stockholders that previously requested printed copies. If you received a Notice of Internet Availability by mail, you will not receive a printed copy of the proxy materials in the mail unless you request a copy. If you received a Notice of Internet Availability by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice of Internet Availability.

ABOUT THE ANNUAL MEETING

What is a proxy?

A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” If you are a “street name” holder, you must obtain a proxy from your broker or nominee in order to vote your shares in person at the Annual Meeting.

What is a proxy statement?

A proxy statement is a document that regulations of the SEC require that we give to you when we ask you to sign a proxy card to vote your stock at the Annual Meeting.

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Why did I receive a Notice of Internet Availability of Proxy Materials instead of paper copies of the proxy materials?

We are using the SEC’s Notice and Access model (“Notice and Access”), which allows us to deliver proxy materials over the Internet, as the primary means of furnishing proxy materials. We believe Notice and Access provides stockholders with a convenient method to access the proxy materials and vote, while allowing us to conserve natural resources and reduce the costs of printing and distributing the proxy materials. On or about May 4, 2024, we began mailing to stockholders a Notice of Internet Availability containing instructions on how to access our proxy materials on the Internet and how to vote online. The Notice of Internet Availability is not a proxy card and cannot be used to vote your shares. If you received a Notice of Internet Availability this year, you will not receive paper copies of the proxy materials unless you request the materials by following the instructions on the Notice of Internet Availability.

What is the purpose of the Annual Meeting?

At our Annual Meeting, stockholders will act upon the matters outlined in the Notice, which include the following:

(1)	seven directors to serve as directors on our Board of Directors to serve until our 2025 Annual Meeting of Stockholders or until successors have been duly elected and qualified (“Proposal 1”);

(2)	an advisory vote on the compensation of the Company’s named executive officers as disclosed in the Proxy Statement accompanying this notice (“Proposal 2”);

(3)	to increase the amount of authorized Common Stock issuable under the 2021 Equity Incentive Plan (the "Equity Plan") by 14,000,000 shares (“Proposal 3”);

(4)	ratification of the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for the 2024 fiscal year (“Proposal 4”); and

(5)	such other business as may arise and that may properly be conducted at the Annual Meeting or any adjournment or postponement thereof.

What should I do if I receive more than one set of voting materials?

You may receive more than one Notice of Internet Availability (or, if you requested a printed copy of the proxy materials, this Proxy Statement and the proxy card) or voting instruction card. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Similarly, if you are a stockholder of record and hold shares in a brokerage account, you will receive a Notice of Internet Availability (or, if you requested a printed copy of the proxy materials, a proxy card) for shares held in your name and a voting instruction card for shares held in “street name.” Please follow the separate voting instructions that you received for your shares common stock held in each of your different accounts to ensure that all of your shares are voted.

What is the record date and what does it mean?

The record date to determine the stockholders entitled to notice of and to vote at the Annual Meeting is the close of business on April 26, 2024 (the “Record Date”). The Record Date is established by the Board as required by Delaware law. On the Record Date, 132,671,675 shares of common stock were issued and outstanding.

Who is entitled to vote at the Annual Meeting?

Our common stock is the only class of security entitled to vote at our Annual Meeting.

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What are the voting rights of the stockholders?

Each holder of common stock is entitled to one vote per share of common stock on all matters to be acted upon at the Annual Meeting.

The presence, in person or by proxy, of the holders of a majority of the voting power of the issued and outstanding shares of stock entitled to vote at the Annual Meeting is necessary to constitute a quorum to transact business. If a quorum is not present or represented at the Annual Meeting, then either (i) chairperson of the meeting or (ii) the stockholders entitled to vote thereat, present in person or represented by proxy, may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented.

What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name with Direct Transfer LLC, the Company’s stock transfer agent, you are considered the stockholder of record with respect to those shares. The Notice of Internet Availability has been sent directly to you by the Company.

If your shares are held in a stock brokerage account or by a bank or other nominee, the nominee is considered the record holder of those shares. You are considered the beneficial owner of these shares, and your shares are held in “street name.” The Notice of Internet Availability has been forwarded to you by your nominee. As the beneficial owner, you have the right to direct your nominee concerning how to vote your shares by using the voting instructions the nominee included in the mailing or by following such nominee’s instructions for voting.

What is a broker non-vote?

Under applicable rules, brokers who hold stock on behalf of beneficial owners have the authority to vote on certain proposals when they have not received instructions from the beneficial owners. A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that item under the applicable rules and has not received voting instructions from the beneficial owner. Therefore, if you do not provide voting instructions to your broker regarding such proposal, your broker will be permitted to exercise discretionary voting authority to vote your shares on such proposal. In the absence of specific instructions from you, your broker does not have discretionary authority to vote your shares with respect to Proposals 1, 2, or 3 but does have discretionary authority to vote your shares with respect to Proposal 4.

How do I vote my shares?

If you are a record holder, you may vote your shares at the Annual Meeting in person or by proxy. To vote in person, you must attend the Annual Meeting and obtain and submit a ballot. The ballot will be provided at the Annual Meeting. To vote by proxy, you may choose one of the following methods to vote your shares:

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Via Internet: as prompted by the menu found at www.proxyvote.com, follow the instructions to obtain your records and submit an electronic ballot. Please have your Stockholder Control Number, which can be found on the bottom of the Notice of Internet Availability, when you access this voting site. You may vote via the Internet until 11:59 p.m., Eastern Time, on June 13, 2024.

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Via telephone: call 1-800-690-6903 and then follow the voice instructions. Please have your Stockholder Control Number, which can be found on the bottom of the Notice of Internet Availability, when you call. You may vote by telephone until 11:59 p.m., Eastern Time, on June 13, 2024.

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Via mail: if you requested printed proxy materials as provided in the Notice of Internet Availability and would like to vote by mail, complete and sign the accompanying proxy card and return it in the postage-paid envelope provided. If you submit a signed proxy without indicating your vote, the person voting the proxy will vote your shares according to the Board’s recommendation.

The proxy is fairly simple to complete, with specific instructions on the electronic ballot, telephone or card. By completing and submitting it, you will direct the designated persons (known as “proxies”) to vote your stock at the Annual Meeting in accordance with your instructions. The Board has appointed Deanna Rene Estes and Christian Gannon to serve as the proxies for the Annual Meeting.

Your proxy will be valid only if you complete and return it before the Annual Meeting. If you properly complete and transmit your proxy but do not provide voting instructions with respect to a proposal, then the designated proxies will vote your shares “FOR” each proposal as to which you provide no voting instructions in accordance with the Board’s recommendation in the manner described under “What if I do not specify how I want my shares voted?” below. We do not anticipate that any other matters will come before the Annual Meeting, but if any other matters properly come before the meeting, then the designated proxies will vote your shares in accordance with applicable law and their judgment.

If you hold your shares in “street name,” your bank, broker or other nominee should provide to you a request for voting instructions along with the Company’s proxy solicitation materials. By completing the voting instruction card, you may direct your nominee how to vote your shares. If you partially complete the voting instruction but fail to complete one or more of the voting instructions, then your nominee may be unable to vote your shares with respect to the proposal as to which you provided no voting instructions. See “What is a broker non-vote?” Alternatively, if you want to vote your shares in person at the Annual Meeting, you must contact your nominee directly in order to obtain a proxy issued to you by your nominee holder. Note that a broker letter that identifies you as a stockholder is not the same as a nominee-issued proxy. If you fail to bring a nominee-issued proxy to the Annual Meeting, you will not be able to vote your nominee-held shares in person at the Annual Meeting.

Who counts the votes?

All votes will be tabulated by a representative of our transfer agent, who will act as the inspector of election appointed for the Annual Meeting. Each proposal will be tabulated separately.

Can I vote my shares in person at the Annual Meeting?

Yes. If you are a stockholder of record, you may vote your shares at the meeting by completing a ballot at the Annual Meeting.

If you hold your shares in “street name,” you may vote your shares in person only if you obtain a proxy issued by your bank, broker or other nominee giving you the right to vote the shares.

Even if you currently plan to attend the Annual Meeting, we recommend that you also return your proxy or voting instructions as described above so that your votes will be counted if you later decide not to attend the Annual Meeting or are unable to attend.

What are my choices when voting?

In the election of the nominees as directors (Proposal 1), stockholders may vote for the director nominees or may withhold their votes as to one or more director nominees. With respect to the advisory vote on executive compensation (Proposal 2), the increase of shares under the Equity Plan (Proposal 3),the ratification of the independent registered public accounting firm (Proposal 4), stockholders may vote for the proposal, against the proposal, or abstain from voting on the proposal.

What are the Board’s recommendations on how I should vote my shares?

The Board recommends that you vote your shares as follows:

Proposal 1—FOR the election of the nominees as directors.

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Proposal 2—FOR the approval of the executive compensation as disclosed in these materials.

Proposal 3—FOR an increase of the number of stock options issuance under the Equity Plan.

Proposal 4—FOR the ratification of the appointment of the independent registered public accounting firm.

What if I do not specify how I want my shares voted?

If you are a record holder who returns a completed proxy that does not specify how you want to vote your shares on one or more proposals, the proxies will vote your shares for each proposal as to which you provide no voting instructions, and such shares will be voted in the following manner:

Proposal 1—FOR the election of the nominees as directors.

Proposal 2—FOR the approval of the executive compensation as disclosed in these materials.

Proposal 3— FOR an increase of the number of stock options issuance under the Equity Plan.

 Proposal 4—FOR the ratification of the appointment of the independent registered public accounting firm.

If you are a “street name” holder and do not provide voting instructions on one or more proposals, your bank, broker or other nominee may be unable to vote those shares. See “What is a broker non-vote?” above.

Can I change my vote?

Yes. If you are a record holder, you may revoke your proxy at any time by any of the following means:

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Attending the Annual Meeting and voting in person. Your attendance at the Annual Meeting will not by itself revoke a proxy. You must vote your shares by ballot at the Annual Meeting to revoke your proxy.

●	Completing and submitting a new valid proxy bearing a later date.

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Giving written notice of revocation to the Company addressed to Adrienne Anderson, Chief Financial Officer, at the Company’s mailing address of 3710 Shannon Rd., Suite 51877, Durham, North Carolina 27717, which notice must be received before 5:00 p.m., Eastern Time, on June 13, 2024.

If you are a “street name” holder, your bank, broker or other nominee should provide instructions explaining how you may change or revoke your voting instructions.

What votes are required to approve each proposal?

Assuming the presence of a quorum, with respect to Proposal 1, the affirmative vote of the holders of a plurality of the votes cast at the Annual Meeting is required for the election of the director nominees, i.e., the seven director nominees who receive the most votes will be elected.

Assuming the presence of a quorum, the approval of the executive compensation (Proposal 2), the vote on an increase of the number of Common Stock approved and issuable under the Equity Plan (Proposal 3) and the ratification of the independent registered public accounting firm (Proposal 4) will require the affirmative vote of the holders of a majority of the shares of our voting securities represented in person or by proxy at the Annual Meeting entitled to vote on such proposal that voted for or against such proposal. Please note that the vote on executive compensation. Proposal 2 is a non-binding advisory votes.

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How are abstentions and broker non-votes treated?

Abstentions are included in the determination of the number of shares present at the Annual Meeting for determining a quorum at the meeting. Abstentions will have no effect with respect to the election of the nominees as directors (Proposal 1), the advisory vote on executive compensation (Proposal 2), the vote on an increase of the number of stock options issuance under the Equity Plan (Proposal 3), or the ratification of the independent registered public accounting firm (Proposal 4).

Broker non-votes are included in the determination of the number of shares present at the Annual Meeting for determining a quorum at the meeting. Broker non-votes will have no effect upon the election of the nominees as directors (Proposal 1), the advisory vote on executive compensation (Proposal 2), and the vote on an increase of the number of stock options issuance under the Plan (Proposal 3). With respect to the proposal to ratify the appointment of the independent registered public accounting firm (Proposal 4), broker-non-votes are not applicable because such proposal is considered a routine matter and therefore a broker holding shares for a beneficial owner will have discretionary authority to vote those shares for such proposal in the absence of voting instructions from the beneficial owner.

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Annual Meeting?

No. None of our stockholders has any dissenters’ or appraisal rights with respect to the matters to be voted on at the Annual Meeting.

What are the solicitation expenses and who pays the cost of this proxy solicitation?

Our Board is asking for your proxy and we will pay all of the costs of asking for stockholder proxies. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of common stock and collecting voting instructions. We may use officers and employees of the Company to ask for proxies, as described below.

Is this Proxy Statement the only way that proxies are being solicited?

No. In addition to the solicitation of proxies by use of the Notice of Internet Availability, officers and employees of the Company may solicit the return of proxies, either by mail, telephone, telecopy, e-mail or through personal contact. These officers and employees will not receive additional compensation for their efforts but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees and fiduciaries, in connection with shares of the common stock registered in their names, will be requested to forward solicitation material to the beneficial owners of shares of common stock.

Are there any other matters to be acted upon at the Annual Meeting?

Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the Notice and has no information that others will do so. If other matters requiring a vote of the stockholders properly come before the Annual Meeting, it is the intention of the persons named in the form of proxy to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.

Where can I find voting results?

We expect to publish the voting results in a current report on Form 8-K, which we expect to file with the SEC within four business days after the Annual Meeting.

Who can help answer my questions?

The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this Proxy Statement. We urge you to carefully read this entire Proxy Statement, including the documents we refer to in this Proxy Statement. If you have any questions, or need additional materials, please feel free to contact our Chief Financial Officer, Adrienne Anderson, at (919) 888-8194.

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PROPOSAL 1: ELECTION OF DIRECTORS

Nominees for Election

The Board currently is comprised of seven directors. Our Board, upon the recommendation of the Nominating and Corporate Governance Committee, has nominated the following seven individuals to serve as directors (collectively, the “Company Nominees”):

Name	Age	Position(s)	Held Since

Richard H. Davis	66	Director	2008

Terry Merrell	60	Director	2021

Deanna Rene Estes	56	Director	2022

Buddie Joe (BJ) Penn	85	Director	2022

James M. Vanderhider	64	Director	2022

Marc Deschusses	57	Director-Nominee	-

Christian Gannon	52	Chief Executive Officer	-

If elected, respectively, these nominees will serve until our 2025 Annual Meeting of Stockholders or until successors have been duly elected and qualified. Our board of directors believes that all of our current directors, including the seven nominees for election, possess personal and professional integrity, good judgment, a high level of ability and business acumen.

If a quorum is present, the Company Nominees will be elected by a plurality of the votes cast at the Annual Meeting. Abstentions and broker non-votes have no effect on the vote. The seven Company Nominees receiving the highest number of affirmative votes will be elected directors of the Company. Shares of voting stock represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the seven nominees named below. Should any Company Nominee become unable or unwilling to accept nomination or election, the proxy holders may vote the proxies for the election, in his or her stead, of any other person the Board may nominate or designate. Each Company Nominee has agreed to serve, if elected, and the Board has no reason to believe that any Company Nominee will be unable to serve.

The Board and the Nominating and Corporate Governance Committee continue to frequently evaluate the optimal size and composition of the Board to allow it to operate nimbly and efficiently, while maintaining new ideas, expertise, experience and diversity among its membership. As of April 28, 2024, a female comprises approximately 14% of our Board and black or African American male comprises approximately 14% of our Board.

Board Diversity Matrix (as of April 28, 2024)
Total Number of Directors	7
	Female	Male
Part I: Gender Identity	1	6
Part II: Demographic Background
White	1	5
Black or African American	0	1

The biographies of the Company Nominees are as follows:

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Richard H. Davis. Mr. Davis joined our board in February 2008, and served as the Chief Executive Officer from August 2011 to April 2021. He received a B.S degree in economics from Florida State University in 1982. He joined First Equity Corporation (“First Equity”) in Miami that same year. First Equity operated as a regional full-service brokerage and investment bank. Mr. Davis’ duties included equity deal structure and brokerage-related activities. After First Equity was acquired in 2001, Mr. Davis joined the corporate finance department of William R. Hough & Company (“Hough”), where he continued structuring equity finance and private acquisitions. Hough was acquired in 2004 by RBC Dain Rauscher (“Dain”), a global investment banking firm. Dain consolidated Hough’s corporate finance activities into its New York offices. Mr. Davis elected to remain in Miami and joined Martinez-Ayme Securities (“MAS”), assuming the newly-created position of managing director of corporate finance. In 2005, Mr. Davis resigned from MAS and ceased working as an investment banker.

Terry Merrell. Mr. Merrell is a co-founder of Merrell Bros., Inc., Kokomo, Indiana, where he served multiple roles, including currently as the Co-Chief Executive Officer since inception in 1982. He also is the founder of Cross America, Inc. which is a non-profit organization where he has served as President since 2018. He also serves as Elder at Upper Deer Creek Church. He has developed several technologies related to the biosolids management and disposal industry and currently has a patent pending status on some of these technologies.

Deanna Rene Estes.  Since September 2016, Ms. Estes has served as the Finance Manager of 10 Branch Management LLC, a private entity which governs the Jay and Renee Haladay Family Office, where she has established the mission, governance, policy, procedures, systems and reporting for the family offices which handles the investment and other affairs of five families.  For more than fifteen years, Ms. Estes has partnered with investors, entrepreneurs, financiers, developers, and operators to achieve economic success for ventures in multiple industries and, at times, extreme market conditions.  Ms. Estes received her BA in Business Administration with a Major in Finance from Washington State University.

Buddie Joe (BJ) Penn.  Since January 2013, Mr. Penn has served as the Chief Executive Officer of Genesis IV, an executive consulting firm and Penn Construction Group, both headquartered in the Washington D.C. Metro area.  Mr. Penn was Acting Secretary of the US Navy from March to May 2009, having previously been Assistant Secretary of the US Navy (Installations and Environment) since 2005. He began his career as a Naval Aviator and was named EA-6B Pilot of the Year in 1972. Throughout his distinguished career, significant leadership assignments included: Executive Officer/Commanding Officer VAQ 33, Battalion Officer at the US Naval Academy, Air Officer in USS America, Special Assistant to the Chief of Naval Operations, Commanding Officer of NAS North Island, CA, and Deputy Director of the Navy Office of Technology Transfer & Security Assistance. Mr. Penn left the Navy in 1995, joining Loral Corporation as Director of International Business. In 1996, Loral sold its defense electronics and system integration businesses to Lockheed Martin and Mr. Penn was assigned to Lockheed Martin’s Corporate Staff. Mr. Penn returned to the US Navy in 2001 as Director of Industrial Base Assessments.

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Mr. Penn received his BS in Industrial Technology from Purdue University and his MS in Human Resource Management & Personnel Administration from The George Washington University. Mr. Penn serves on the Secretary of Defense Policy Board, as Trustee Emeritus at The George Washington University and the Boards of the National Trust for the Humanities, Naval Aviation Museum and Naval Historical Foundation. Mr. Penn also serves as the Chairman of the Board of Directors Spectra System Corporation, a London Stock Exchange listed company (SPSY) and on the Board of Directors of Healthcare Trust Inc., a Nasdaq listed company (HTIA).

James M. Vanderhider. Since December 2018, Mr. Vanderhider has served as President of Aspen View GP, LLC. Previously, Mr. Vanderhider served as a Principal, Executive Vice President and Chief Financial Officer of EnerVest, Ltd. from 1996 until 2018. He was responsible for building EnerVest's private equity business and for the oversight of the institutional investments. During such tenure, he led initiatives for raising over $8 billion of private equity and over $12 billion of total institutional capital, securing over 150 institutional investors. Such investors included a diversified group of pension funds, endowments, foundations, family offices, insurance companies, fund of funds, international investors and other financial institutions.

Mr. Vanderhider currently serves as President of the Foundation of Goodwill Industries of Houston, along with serving on the Audit Committee of Goodwill Industries of Houston. During 2019, he joined the Advisory Board of Midway Companies, a privately owned, multi-billion dollar fully integrated real estate development and investment firm based in Houston, Texas. During 2023, he joined Container Holdings, LLC (CH), a holding company for Equipment Management Services, LLC (EMS), as a managing member.  EMS is a Texas-based business of CH providing shipping and storage container solutions to numerous industries.

Mr. Vanderhider holds a BA of Business Administration degree in Accounting from Texas A&M University and is a Certified Public Accountant.

Marc Deschusses. Dr. Deschusses  is a co-founder of 374Water and patent inventor of the supercritical water oxidation AirSCWO system. He served as the Chief Technology Officer of 374Water from inception in July 2018 until 2022. Dr. Deshusses holds a Ph.D. in chemical engineering from the Swiss Federal Institute of Technology, Zurich (1994) and a BS in chemical engineering from the Swiss Federal Institute of Technology, Lausanne (1990). He is a professor of civil and environmental engineering at Duke University since 2008. Previously, he was a professor of civil and environmental engineering and department chair at the University of California Riverside from 1994 - 2008. He is a world-renowned researcher in biofiltration, odor, and novel waste-to-energy technologies. Dr. Deshusses has been the principal investigator for the supercritical water oxidation development project at Duke University since 2013.

Christian Gannon. Mr. Gannon brings over 25 years of domestic and international experience across all stages of the business cycle. Mr. Gannon served as the Chief Executive Officer and President of National Fire and Safety from December 2020 until November 2022. From November 2020 until February 2018, Mr. Gannon was the Chief Executive Officer and President of Energy Recovery, Inc. (Nasdaq: ERII), after previously serving as the company’s Chief Financial Officer from April 2015 to August 2018. Prior to joining Energy Recovery, from January 2009 until May 2015, Mr. Gannon was a Managing Director at Conway MacKenzie where he served as a restructuring advisor to the City of Detroit throughout its landmark $18 billion Chapter 9 bankruptcy. From June 2005 until December 2008, he served as a Principal and Vice President of Talon Equity Partners.  Mr. Gannon earned an MBA from The University of Chicago Booth School of Business and a B.S. in Engineering from The University of Michigan College of Engineering.

Required Vote and Board Recommendation

If a quorum is present and voting, the seven Company Nominees receiving the highest number of votes will be elected as directors. If you hold your shares in your own name and abstain from voting on the election of directors, your abstention will have no effect on the vote. If you hold your shares through a broker and you do not instruct the broker on how to vote for the seven Company Nominees, your broker will not have the authority to vote your shares. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum but will not have any effect on the outcome of the vote.

The Board recommends that you vote “FOR” each Company Nominee.

9

CORPORATE GOVERNANCE

374Water, with the oversight of the Board and its committees, operates within a comprehensive plan of corporate governance for the purpose of defining independence, assigning responsibilities, setting high standards of professional and personal conduct and assuring compliance with such responsibilities and standards. We regularly monitor developments in the area of corporate governance.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that applies to our officers, directors and employees, including our principal financial officer and principal accounting officer. The Code of Business Conduct and Ethics addresses, among other things, conflicts of interest, protection and proper use of Company assets, government relations, compliance with laws, rules and regulations and the process for reporting violations of the Code of Business Conduct and Ethics, improper conflicts of interest or other violations. Our Code of Business Conduct and Ethics is available on our website at www.374water.com in the “Governance Documents” section found under the “Investors” tab. We intend to disclose any future amendments to certain provisions of the Code of Business Conduct and Ethics, or waivers of such provisions granted to executive officers and directors, on this website within four business days following the date of any such amendment or waiver.

Board Composition

Our Certificate of Incorporation, as amended, and our Bylaws (“Bylaws”) provide that our Board will consist of one or more members, such number of directors to be determined from time to time pursuant to a resolution adopted by a majority of the total number of authorized directors. Vacancies or newly created directorships resulting from an increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director.

We have no formal policy regarding Board diversity. Our Board believes that each director should have a basic understanding of the principal operational and financial objectives and plans and strategies of the Company, our results of operations and financial condition and relative standing in relation to our competitors. We take into consideration the overall composition and diversity of the Board and areas of expertise that director nominees may be able to offer, including business experience, knowledge, abilities and customer relationships. Generally, we will strive to assemble a Board that brings to us a variety of perspectives and skills derived from business and professional experience as we may deem are in our and our stockholders’ best interests. In doing so, we will also consider candidates with appropriate non-business backgrounds.

Director Independence

Our common stock currently trades on The Nasdaq Capital Market under the symbol “SCWO”.  Under the rules of Nasdaq, independent directors must comprise a majority of a listed company’s board of directors, subject to certain phase-in periods available to companies that do not yet have a class of common stock registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and corporate governance and nominating committees be independent.

Our board of directors has undertaken a review of the composition of our board of directors, our committees and the independence of each director. Based upon information requested from and provided by each director concerning their background, employment and affiliations, including family relationships, the board of directors has determined that Messrs. Penn, Merrell, Vanderhider and Ms. Estes are “independent” as that term is defined under applicable Nasdaq rules.

In making these determinations, the board of directors considered the current and prior relationships that Messrs. Penn, Merrell,  Vanderhider, and Ms. Estes has with us and all other facts and circumstances the board of directors deemed relevant in determining his independence, including the beneficial ownership of capital stock by that Messrs. Penn, Merrell,   Vanderhider and Ms. Estes.

Board Committees, Meetings and Attendance

During 2023, the Board held thirteen meetings. We expect our directors to attend Board meetings, meetings of any committees and subcommittees on which they serve and each annual meeting of stockholders. During 2023, we had no incumbent director who attended fewer than 75% of the total number of meetings held by the Board and Board committees of which such director was a member.

We encourage our Board members to attend the annual meeting.

The Board delegates various responsibilities and authority to different Board committees. Committees regularly report on their activities and actions to the full Board. Currently, the Board has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Committee assignments are re-evaluated annually. Each of these committees operates under a charter that has been approved by our Board.

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As of April 29, 2024, the following table sets forth the membership of each of the Board committees listed above.

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Richard H. David
Terry Merrell			Member
Deanna Rene Estes*	Member		Member
Buddie Joe (BJ) Penn	Member	Member	Chairperson
James M. Vanderhider	Chairperson	Member
Marc Deshusses
Christian Gannon

*	Chairperson of the Board of Directors

Audit Committee

Our audit committee is currently comprised of Messrs. Penn and Vanderhider and Ms. Estes, each of whom our board has determined is financially literate and qualifies as an independent director under Section 5605(a)(2) and Section 5605(c)(2) of the Nasdaq rules. Mr. Vanderhider is the Chairperson of our audit committee and Mr. Vanderhider qualifies as an audit committee financial expert, as defined in Item 407(d)(5)(ii) of Regulation S-K.

Our audit committee has adopted a written audit committee charter, viewable at https://374water.com/investor-relations/corporate governance/, that provides that the functions of our audit committee include, among other things:

●	selecting a qualified firm to serve as the independent registered public accounting firm to audit our financial statements;

●	helping to ensure the independence and performance of the independent registered public accounting firm;

●

discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent accountants, our interim and year-end operating results;

●	developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;

●	reviewing our policies on risk assessment and risk management;

●	reviewing and approving related party transactions;

●

obtaining and reviewing a report by the independent registered public accounting firm, at least annually, that describes our internal quality-control procedures, any material issues with such procedures, and any steps taken to deal with such issues when required by applicable law; and

●

approving (or, as permitted, pre-approving) all audit and all permissible non-audit services, other than de minimis non-audit services, to be performed by the independent registered public accounting firm.

Compensation Committee

Our compensation committee is currently comprised of Messrs. Penn and Vanderhider. Our board has determined that each of Messrs. Penn and qualifies as an independent director under Section 5605(a)(2) of the Nasdaq rules and a “non-employee director” for purposes of Section 16b-3 under the Exchange Act and does not have a material relationship with us that would affect his ability to be independent from management in connection with the duties of a compensation committee member, as described in Section 5605(d)(2) of the Nasdaq rules.

Our compensation committee has adopted a written compensation committee charter, viewable at https://374water.com/investor-relations/corporate governance/, that provides that the functions of our compensation committee include, among other things:

●	reviewing and approving, or recommending to our board of directors for approval, the compensation of our executive officers and any compensatory arrangement with our executive officers;

●	reviewing and recommending to our board of directors for approval the compensation of our directors and any changes to their compensation;

●	reviewing and approving, or recommending to our board of directors for approval, and administering incentive compensation and equity incentive plans; and

●	reviewing and establishing general policies relating to compensation and benefits of our employees and reviewing our overall compensation philosophy.

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Nominating and Corporate Governance Committee

Our nominating and corporate governance committee is currently comprised of Messrs. Penn and Merrell and Ms. Estes. Our board has determined that each of our members on the committee and qualifies as an independent director under Section 5605(a)(2) of the Nasdaq rules. Mr. Penn is the Chairperson of our nominating and corporate governance committee.

Our nominating and corporate governance committee has adopted a written nominating and corporate governance committee charter, viewable at https://374water.com/investor-relations/corporate governance/, that provides that the functions of our nominating and corporate governance committee include, among other things:

●	identifying, evaluating and selecting, or making recommendations to our board of directors regarding, nominees for election to our board of directors and its committees;

●	overseeing the evaluation and the performance of our board of directors and of individual directors;

●	considering and making recommendations to our board of directors regarding the composition of our board of directors and its committees;

●	overseeing our corporate governance practices;

●	contributing to succession planning; and

●	developing and making recommendations to our board of directors regarding corporate governance guidelines and matters.

Director Nominations

Our Nominating and Corporate Governance Committee considers all qualified candidates identified by members of the Board, by senior management and by stockholders. The Nominating and Corporate Governance Committee follows the same process and uses the same criteria for evaluating candidates proposed by stockholders, members of the Board and members of senior management. We did not pay fees to any third party to assist in the process of identifying or evaluating director candidates during 2023 nor during 2024 thus far.

To recommend a nominee for election to the Board, a stockholder must submit his or her recommendation to our Secretary at our corporate offices at 3710 Shannon Rd., Suite 51877, Durham, North Carolina 27717. Such nomination must be received by us prior to the date set forth under “Stockholder Proposals” below. A stockholder’s recommendation must be accompanied by certain information with respect to stockholder nominees as specified, including among other things, the name, age, address and occupation of the recommended person, the proposing stockholder’s name and address, the ownership interests of the proposing stockholder and any beneficial owner on whose behalf the nomination is being made (including the number of shares beneficially owned, any hedging, derivative, short or other economic interests and any rights to vote any shares) and any material monetary or other relationships between the recommended person and the proposing stockholder and/or the beneficial owners, if any, on whose behalf the nomination is being made.

In evaluating director nominees, the Nominating and Corporate Governance Committee considers the following factors:

●	the appropriate size and diversity of our Board;

●

our needs with respect to the particular knowledge, skills and experience of nominees, including experience in corporate finance, technology, business, administration and sales, in light of the prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

●	experience with accounting rules and practices, and whether such a person qualifies as an “audit committee financial expert” pursuant to SEC rules; and

●	balancing continuity of our Board with periodic injection of fresh perspectives provided by new Board members.

Our Board believes that each director should have a basic understanding of our principal operational and financial objectives and plans and strategies, our results of operations and financial condition and our relative standing in relation to our competitors.

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In identifying director nominees, the Board will first evaluate the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service will be considered for re-nomination.

If any member of the Board does not wish to continue in service or if the Board decides not to re-nominate a member for re-election, the Board will identify another nominee with the desired skills and experience described above. The Board takes into consideration the overall composition and diversity of the Board and areas of expertise that director nominees may be able to offer, including business experience, knowledge, abilities and customer relationships. Generally, the Board will strive to assemble a Board that brings to us a variety of perspectives and skills derived from business and professional experience as it may deem are in our and our stockholders’ best interests. In doing so, the Board will also consider candidates with appropriate non-business backgrounds.

Communications with Directors

The Board welcomes communication from our stockholders. Stockholders and other interested parties who wish to communicate with a member or members of our Board or a committee thereof may do so by addressing correspondence to the Board member, members or committee, c/o Secretary, 374Water Inc. 3710 Shannon Rd., Suite 51877, Durham, North Carolina 27717. Our Secretary will review and forward correspondence to the appropriate person or persons.

All communications received as set forth in the preceding paragraph will be opened by our Secretary for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service or patently offensive material will be forwarded promptly to the addressee(s). In the case of communications to the Board or any group or committee of directors, our Secretary will make sufficient copies of the contents to send to each director who is a member of the group or committee to whom the communication is addressed. If the amount of correspondence received through the foregoing process becomes excessive, our Board may consider approving a process for review, organization and screening of the correspondence by our Secretary or another appropriate person.

Involvement in Certain Legal Proceedings

There have been no material legal proceedings that would require disclosure under the federal securities laws that are material to an evaluation of the ability or integrity of our directors or executive officers, or in which any director, officer, nominee or principal stockholder, or any affiliate thereof, is a party adverse to us or has a material interest adverse to us.

13

DIRECTOR COMPENSATION

During the period of December 31, 2023, non-employee members of our board of directors were not compensated:

Name	Fees earned or paid in cash	Stock Award	Option Awards	Non-equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All other Compensation	Total
Richard H. Davis	$—	$—	$—	$—	$—	$—	$—
Terry Merrell	$—	$—	$—	$—	$—	$—	$—
Deanna Rene Estes	$—	$—	$—	$—	$—	$—	$—
Buddie Joe (BJ) Penn	$—	$—	$—	$—	$—	$—	$—
Yizhaq (Itzik) Polad	$—	$—	$—	$—	$—	$—	$—
James M. Vanderhider	$—	$—	$—	$—	$—	$—	$—

Equity Compensation

For fiscal 2024, we have not yet determined the compensation level for our non-employee members of the Board of Directors.

Indemnification of Directors and Officers

Our Certificate of Incorporation allows us to indemnify our present and former officers and directors and other personnel against liabilities and expenses arising from their service to the full extent permitted by Delaware law. The persons indemnified include our (i) present or former directors or officers, (ii) any person who while serving in any of the capacities referred to in clause (i) who served at our request as a director, officer, partner, proprietor, trustee, employee, agent or similar functionary of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, and (iii) any person nominated or designated by (or pursuant to authority granted by) our Board of Directors or any committee thereof to serve in any of the capacities referred to in clauses (i) or (ii).

14

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information about beneficial ownership of our common stock as of April 17, 2024, (unless otherwise noted) by (i) each stockholder that has indicated in public filings that the stockholder beneficially owns more than five percent of the common stock, (ii) each of the Company’s directors and named officers and (iii) all directors and officers as a group. Except as otherwise noted, each person listed below, either alone or together with members of the person’s family sharing the same household, had, to our knowledge, sole voting and investment power with respect to the shares listed next to the person’s name.

Name and address(1)	Number of shares beneficially owned		Percentage of ownership (2)
5% stockholders (other than directors and officers)
None	-		-%
Directors and officers
Yaacov (Kobe) Nagar	37,769,087	(3)	28.47%
Marc Deshusses	22,620,451		17.05%
Terry Merrell	6,070,584	(4)	4.58%
Richard H. Davis	3,982,898	(5)	3.00%
Deanna Rene Estes	32,500	(6)	0.02%
Buddie Joe (BJ) Penn	20,000	(7)	0.02%
Yizhaq (Itzik) Polad	120,000	(8)	0.09%
James M. Vanderhider	1,225,000	(9)	0.92%
Jeffrey Quick	76,663	(10)	0.06%
Brad Meyers	150,004	(11)	0.11%
Adrienne Anderson	4,568		0.00%
(All directors and officers as a group 11 persons)	72,071,755	(12)	54.32%

(1)	Except as indicated, the address of the person named in the table is c/o 374Water Inc. 701 W. Main Street, Suite 410, Durham North Carolina 27701.
(2)

In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of the common stock subject to options or warrants held by that person that are currently exercisable or will become exercisable within 60 days after April 17, 2024, are deemed outstanding, while the shares are not deemed outstanding for purposes of computing percentage ownership of any other person. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of the common stock held by them. Applicable percentage ownership is based on 132,667,107 shares of the common stock outstanding as of April 17, 2024. The inclusion in the table above of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.

(3)	Consists of 37,710,752 shares of common stock and options to purchase 58,335 shares of common stock that are either exercisable or will become exercisable within 60 days of April 17, 2024.
(4)

Consists of 6,050,584 shares  owned and held by MB Holdings Inc. Terry Merrell has sole voting and dispositive power over the securities held by MB Holdings Inc., and options to purchase 20,000 shares of common stock that are exercisable or will become exercisable within 60 days of April 17, 2024. Mr. Merrell is a member of our board of directors.

(5)	Consists of 282,898 shares of common stock and options to purchase 3,700,000 shares of common stock that are either exercisable or will become exercisable within 60 days of April 17, 2024.
(6)	Consists of 12,500 shares of common stock and options to purchase 20,000 shares of common stock that are either exercisable or will become exercisable within 60 days of April 17, 2024.
(7)	Consists of options to purchase 20,000 shares of common stock that are either exercisable or will become exercisable within 60 days of April 17, 2024.
(8)	Consists of 100,000 shares of common stock and options to purchase 20,000 shares of common stock that are either exercisable or will become exercisable within 60 days of April 17, 2024.
(9) (10) (11)

 Consists of 1,170,000 shares of common stock owned and held by Aspen View LP. James Vanderhider has sole voting and dispositive power over the securities held by Aspen View LP, and warrants to purchase 35,000 shares of common stock and options to purchase 20,000 shares of common stock that are either exercisable or will become exercisable within 60 days of April 17, 2024. Mr. Vanderhider is a member of our board of directors.

Consists of options to purchase 76,663 shares of common stock that are either exercisable or will become exercisable within 60 days of April 17, 2024.

Consists of options to purchase 150,004 shares of common stock that are either exercisable or will become exercisable within 60 days of April 17, 2024.

(12)

Consists of 72,071,755 shares of common stock held by our current directors and executive officers, of which 4,120,002 consist of warrants or stock options to purchase shares of common stock which are either exercisable or will become exercisable within 60 days of April 17, 2024.

15

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In addition to the compensation arrangements with our directors and executive officers, including those discussed in the sections titled “Management” and “Executive Compensation,” the following is a description of each transaction since January 1, 2020 and each currently proposed transaction in which:

●	we have been or are to be a participant;

●	the amount involved exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years; and

●

any of our directors, executive officers or holders of more than 5% of our outstanding capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest.

Agreement with Merrell Bros.

On July 7, 2021, 374Water Systems Inc. (“374Water”), a subsidiary of 374Water Inc. (the “Company”) entered into a Manufacturing and Service Agreement (the “Manufacturing and Service Agreement”) with Merrell Bros. Fabrication, LLC (“Merrell Bros.”) pursuant to which Merrell Bros. will manufacture, supply and service AirSCWO supercritical water oxidation products for 374Water. Subject to certain termination rights, the Manufacturing and Service Agreement is for an initial period of three years and will renew for successive one-year periods thereafter. Under the Manufacturing and Service Agreement, Merrell Bros. will be 374Water’s exclusive supplier and service provider with respect to the products in the United States and Canada.

As of December 31, 2023, we have incurred $1,210,826 in expenses relating to the Manufacturing and Service Agreement and there is an accounts payable of $125,282 relating to the Manufacturing and Service Agreement.

Terry Merrell, one of the Merrell Bros, is a member of our Board.

Related-Party Transaction Policy

Our audit committee charter that gives our audit committee the primary responsibility for reviewing and approving or disapproving “related-party transactions,” which are generally transactions between us and related persons in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which a related person has or will have a direct or indirect material interest. The written charter of our audit committee provides that our audit committee shall review and approve in advance any related-party transaction.

In approving or rejecting any related party transactions, our audit committee considers the relevant facts and circumstances available and deemed relevant to our audit committee, including whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction.

Prior to the formation of our audit committee, our entire board of directors has been responsible for approving related-party transactions. The transactions described above were approved by our board of directors.

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EXECUTIVE OFFICERS

The following table sets forth certain information regarding our current executive officers and directors as of the Record Date:

Name	Age	Position(s)	Held Since
Executive Officers
Christian Gannon	52	Chief Executive Officer Director	2024

Adrienne M. Anderson	45	Chief Financial Officer	2024

Brad I. Meyers	52	Chief Operating Officer	2023

Non-Executive Directors
Richard H. Davis	66	Director	2008

Terry Merrell	60	Director	2021

Deanna Rene Estes	56	Director	2022

Buddie Joe (BJ) Penn	85	Director	2022

James M. Vanderhider	65	Director	2022

Marc Deschusses	57	Director-Nominee	2024

Christian Gannon.  Please see bio above under “Proposal No. 1 — Election of Directors.”

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Adrienne Anderson. Effective January 8 ,2024, Mrs. Anderson became our Chief Financial Officer (“CFO”) after our former CFO submitted their resignation December 14, 2023, effective January 5, 2024. Mrs. Anderson is a certified public accountant and has spent the last several years of her career primarily focused on financial statement audits under Public Company Accounting Oversight Board auditing standards for SEC reporting companies. Ms. Anderson also served as the Audit Committee Chair for SharpLink Gaming Ltd., a Nasdaq listed company headquartered in Minneapolis, Minnesota and provider of performance marketing and advanced technology-enabled fan engagement and conversion solutions in the US sports betting and iGaming industries from July 2021 – May 2024. Ms. Anderson earned a Bachelor of Science in Accounting from Eastern Illinois University and is a certified public accountant licensed in the states of Florida and Illinois.

Brad I. Meyers.  Effective November 16, 2023, Mr. Meyers became our Chief Operating Officer (“COO”). From 2022 to 2023, Mr. Meyers served as the Director of Engineering Services for NRTC Automation / NRTC Equipment Sales (“NRTC”), a private company. From 2015 to 2023, Mr. Meyers provided various engineering, design and construction services for multiple liquid ECOAT systems, industrial wastewater systems, and robotics to NRTC and other private companies. From 2012 to 2018, Mr. Meyers served as the Chief Operating Officer of New Rubber Technologies Holdings Inc. (“NRTH”) where he was instrumental in the construction and operation of the first at scale commercial rubber devulcanization plant in North America as well as the commercialization and implementation of other specialized processes developed by New Rubber Technologies of Canada. NRTC is a spin-off of NRTH.

Richard H. Davis. Please see bio above under “Proposal No. 1 — Election of Directors.

Terry Merrell. Please see bio above under “Proposal No. 1 — Election of Directors.

Deanna Rene Estes.  Please see bio above under “Proposal No. 1 — Election of Directors.

Buddie Joe (BJ) Penn.  Please see bio above under “Proposal No. 1 — Election of Directors.

James M. Vanderhider. Please see bio above under “Proposal No. 1 — Election of Directors.

Marc Deschusses. Please see bio above under “Proposal No. 1 — Election of Directors.

Family Relationships

There are no family relationships among any of 374Water’s directors or executive officers.

Director Independence

Please see bio above under “Corporate Governance — Director Independence”.

Board Committees

Please see bio above under “Proposal No. 1 — Election of Directors — Board Committees, Meetings and Attendance”.

Code of Ethics

Please see bio above under “Corporate Governance — Code of Business Conduct and Ethics”.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee was at any time during the 2023 fiscal year, or at any other time, an officer or employee of our Company, and no member had any relationship requiring disclosure under Item 404 of Regulation S-K promulgated by the SEC. None of our executive officers (i) serves as a member of the compensation committee of any other company of which any member of the Compensation Committee or our board of directors is an executive officer, or (ii) serves as a member of the board of directors of any other company of which any member of the Compensation Committee is an executive officer.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and officers, and persons who own more than ten percent of our common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock. To our knowledge, based solely on a review of the copies of such reports furnished to us, during the fiscal year ended December 31, 2023, we believe that all filing requirements applicable to our officers, directors and greater than ten percent stockholders were complied with for the fiscal year ended December 31, 2023.

Nominations to the Board of Directors

General — Our directors take a critical role in guiding our strategic direction and oversee the management of the Company. Our board of directors’ candidates are considered based upon various criteria, such as their broad-based business and professional skills and experiences, a global business and social perspective, concern for the long-term interests of the shareholders, diversity, and personal integrity and judgment. In addition, directors must have time available to devote to our board of directors activities and to enhance their knowledge of our business. Accordingly, we seek to attract and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities to our Company.

Our Nominating Committee assists our board of directors in identifying qualified individuals to become board members, in determining the composition of the board and in monitoring the process to assess board effectiveness.

Changes to the Procedures by Which Security Holders May Recommend Nominees to Our Board of Directors — During the year ended December 31, 2023, there were no material changes to the procedures by which our security holders may recommend nominees to our board of directors.

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EXECUTIVE COMPENSATION

Compensation Philosophy and Practices

We believe that the performance of our executive officers significantly impacts our ability to achieve our corporate goals. We, therefore, place considerable importance on the design and administration of our executive officer compensation program. This program is intended to enhance stockholder value by attracting, motivating and retaining qualified individuals to perform at the highest levels and to contribute to our growth and success. Our executive officer compensation program is designed to provide compensation opportunities that are tied to individual and corporate performance.

Our compensation packages are also designed to be competitive in our industry. The Compensation Committee from time-to-time consults with other advisors in designing our compensation program, including in evaluating the competitiveness of individual compensation packages and in relation to our corporate goals.

Our overall compensation philosophy has been to pay our executive officers an annual base salary and to provide opportunities, through cash and equity incentives, to provide higher compensation if certain key performance goals are satisfied.

The main principles of our fiscal year 2023 compensation strategy included the following:

●

An emphasis on pay for performance. A significant portion of our executive officers’ total compensation is variable and at risk and tied directly to measurable performance, which aligns the interests of our executives with those of our stockholders;

●

Equity as a key component to align the interests of our executives with those of our stockholders. Our Compensation Committee continues to believe that keeping executives interests aligned with those of our stockholders is critical to driving toward achievement of long-term goals of both our stockholders and the Company.

Summary Compensation Table

The following table summarizes all compensation received by our named executive officers as of December 31, 2023 and 2022:

Name and Principal Position	Year	Salary ($) (a)	Bonus ($) (b)	Stock Awards ($) (c)	Option Awards ($) (d)	Non-Equity Incentive Plan Compensation ($)(e)	Nonqualified Deferred Compensation ($) (f)	All Other Compensation ($)	Total Earnings ($)(h)

Jeffery Quick,	2023	80,000	-	-		-	-	-	80,000
Interim Chief Executive Officer (1)	2022	-	-	-	-	-	-	-	-
Yaacov (Kobe) Nagar,	2023	267,708	33,437	35,600	223,500	-	-	-	560,245
Chief Executive Officer (1)	2022	250,000	-	-	-	-	-	-	250,000

Israel D. Abitbol	2023	167,050	38,053	35,600	223,500	-	-	-	464,203
Chief Financial Officer(2)	2022	156,000	-	-	-	-	-	-	156,000

Brad Meyers,	2023	70,437	6,061	-	208,000	-	-	-	284,497
Chief Operating Officer	2022	-	-	-	-	-	-	-	-

(a)	Salaries include those amounts paid and accrued as an expense on the books of the Company.
(c)(d)	Stock and Option Awards are calculated based on the fair value of awards as of the date of grant.

(1)

Effective September 1, 2023, the Board of Directors appointed Jeff Quick as Interim Chief Executive Officer (“CEO”) of the Company. In connection with the appointment of Mr. Quick, Yaacov (Kobe) Nagar, the CEO transitioned out of his role as CEO and into the role of Technology Principal. Mr. Nagar will continue to receive his base salary through the term of his employment agreement of April 2025. Mr. Quick receives an annual base salary of $80,000.

(2)

On February 7, 2022, Israel D. Abitbol was promoted from his then current role as the Company’s Head of Finance to serve as the Company’s Chief Financial Officer. Mr. Abitbol received an annual salary of $156,000 in 2022 and $167,050 in 2023. On December 14, 2023, Mr. Abitbol informed the Company of his resignation as CFP of the Company, effective January 5, 2024. His resignation did not arise from any disagreement on any matter relating to the operations, policies, or practices of the Company.

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Employment Agreements

Employment Agreement with Christian Gannon

On April 19 2024, the Company entered into an employment agreement with Christian Gannon (the “Employment Agreement”), for Mr. Gannon to serve as President and Chief Executive Officer of the Company effective April 22, 2024 (the “Start Date”). The Employment Agreement provides for an initial annual salary for Mr. Gannon of $450,000. Mr. Gannon is also eligible to earn an annual fiscal year performance bonus for each whole or partial fiscal year of his employment period with the Company; for the initial year under the Employment Agreement in accordance with certain milestones set forth by the Company, and thereafter as determined by the Compensation Committee of the Company and the Board of Directors of the Company. Mr. Gannon's “target” performance bonus shall be 125% of Mr. Gannon's then-current base salary (the “Annual Bonus”).

Under the Employment Agreement and subject to the terms of the Company's 2021 Equity Incentive Plan (the “Plan”), Mr. Gannon was granted up to 2,250,000 Restricted Stock Units (as defined in the Plan) under the Plan, vesting as follows: (a) 250,000, on the first annual anniversary of the Start Date; (b) 750,000, in equal increments on the last day of every month thereafter over the following 36 months, subject to Mr. Gannon's continued employment with the Company on each vesting date; and (c) 1,250,000, pursuant to certain milestones set forth by the Company (collectively, the “Gannon Restricted Stock Units”). Additionally, pursuant to the Employment Agreement and the terms of the Plan, Mr. Gannon was granted 5,250,000 Options (as defined in the Plan) under the Plan vesting as follows: (a) 625,000, on the first annual anniversary of the Start Date; (b) 1,875,000, in equal installments on the last day of every month thereafter over the following 36 months subject to Mr. Gannon's continued employment with the Company on each vesting date; and (c) 2,750,000, pursuant to certain milestones set forth by the Company (collectively, the “Gannon Options”, and together with the Gannon Restricted Stock Units, the “Gannon Equity Awards”).

If the Employment Agreement is terminated by the Company without “Cause” or by Mr. Gannon for “Good Reason” (each as defined in the Employment Agreement, subject to the Company’s right to cure), he will be entitled to termination benefits, pursuant to which the Company will be obligated to (i) pay Mr. Gannon 100% of his then-current annual base salary in 12 equal installments; (ii) any earned but unpaid Annual Bonus; (iii) coverage to Mr. Gannon and his dependents under the Company’s then current medical, health, and vision insurance plans for 12 months; and (iv) if such separation occurs on the day of Mr. Gannon’s first year anniversary of employment or after the first anniversary of the Start Date, (x) a pro-rated Annual Bonus for the fiscal year in which the employment is terminated equal to the pro-rated Annual Bonus that Mr. Gannon would have received based on actual performance for such fiscal year if Mr. Gannon was employed by the Company, and (y) accelerated vesting with respect to the Gannon Equity Awards as if Mr. Gannon had remained employed by the Company through the first anniversary of the date of such separation.

Employment Agreement with Brad I. Meyers.

Effective as of November 6, 2023, the Company appointed Brad I. Meyers as its COO. Mr. Meyers will receive an annual base salary of $200,000. Mr. Meyers received an option grant to purchase up to 400,000 shares of the Company’s common stock at an exercise price of $1.42 per share, the closing price of the Company’s common stock on November 6, 2023. The option vests and become exercisable over a three-year period with: (a) 25% vesting on November 6, 2023 and (b) the balance vesting equally every month thereafter over the following 36 months.

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Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information regarding equity awards that have been previously awarded to each of the named executive officers and which remained outstanding as of December 31, 2023.

Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date	Number of Shares or Units of Stock that have not Vested (#)	Market Value of Shares of Units That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market of Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)
Yaacov (Kobe) Nagar	50,000	100,000	3.56	12/31/28	-	-	-	-
Israel D. Abitbol	343,770	206,230	1.05	6/7/2031	-	-	-	-
	70,434	59,566	1.98	12/31/2030	-	-	-	-
	50,000	100,000	3.56	12/31/2028
Brad Meyers	108,334	291,666	1.42	6/30/2026	-	-	-	-

Jeff Quick	59,998	100,002	2.75	11/30/2026	-	-	-	-

374Water Inc. 2021 Equity Incentive Plan

On April 13, 2022, our stockholders approved the 374Water Inc. 2021 Equity Incentive Plan (the “2021 Plan”), which was adopted by our board of directors on June 4, 2021. The 2021 Plan provides for the granting of incentive stock options, nonqualified stock options, restricted stock, stock appreciation rights, restricted stock units, performance awards, dividend equivalent rights, and other awards, which may be granted singly, in combination, or in tandem, and which may be paid in cash, shares of our common stock, or a combination of cash and shares of our common stock. We reserved a total of 10,000,000 shares of our common stock for awards under the 2021 Plan. The Company has issued a total of 4,128,174 stock options as of December 31, 2023, with 5,871,826 reserved options remaining for issuance as of  December 31, 2023.

.

Equity Compensation Plan Information

The following table provides certain information as of December 31, 2023, with respect to our equity compensation plans under which our equity securities are authorized for issuance:

Plan Category	Number of securities to be issued upon exercise of outstanding options (a)	Weighted- average exercise price of outstanding options (b)	Securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plan approved by security holders	10,000,000	$0.83	5,871,826
Equity compensation plan not approved by security holders	-	$-	-
Total	10,000,000	$0.83	5,871,826

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Pay versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation and certain financial performance of our company for each of the last two completed fiscal years. The table below presents information on the compensation of our CEO and our other named executive officers (“NEOs”) in comparison to certain performance metrics for 2023 and 2022. We are permitted to report as a “smaller reporting company” as defined under the U.S. federal securities laws. Accordingly, we have not included a tabular list of financial performance measures, and the table below does not include a column for a “Company-Selected Measure” as defined in Item 402(v) of Regulation S-K.

Year	Summary Compensation Table Total for PEO ($)		Compensation Actually Paid to PEO ($)	Compensation Actually Paid to PEO ($)	Average Summary Compensation Table Total for non-PEO NEOs (a) ($)	Average Compensation Actually Paid to non-PEO NEOs ($)	Value of Initial Fixed $100 Investment Based On: Total Shareholder Return ($)	Net Income ($)
(a)	Kobe Nagar	Jeff Quick	Kobe Nagar	Jeff Quick
2023	560,245	80,000	420,177	(23,630)	374,350	(118,007)	50	(8,103,522)
2022	250,000	N/A	25,000	N/A	156,000	303,809	100	(4,689,967)

(a)  Reflects the average total compensation of Mr. Abitbol and Mr. Meyer for 2023, the average total compensation of Mr. Abitbol for 2022, each as calculated in accordance with the requirements of Item 402(c).

AUDIT COMMITTEE MATTERS

Audit Committee Report

The Audit Committee assists the Board in its general oversight of the Company’s financial reporting processes. The Audit Committee Charter describes in greater detail the full responsibilities of the Audit Committee. During each fiscal year, the Audit Committee reviews the Company’s financial statements, management reports, internal control over financial reporting and audit matters. In connection with these reviews, the Audit Committee meets with management and independent public accountants at least once each quarter. The Audit Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. These meetings include, whenever appropriate, executive sessions in which the Audit Committee meets separately with the independent public accountants, financial management personnel and legal counsel.

As part of its review of audit matters, the Audit Committee supervises the relationship between the Company and its independent registered public accountants, including: having direct responsibility for their appointment, compensation and retention; reviewing the scope of their audit services; approving audit and non-audit services; and confirming the independence of the independent public accountants. Together with senior members of the Company’s financial management team, the Audit Committee reviewed the overall audit scope and plans of the independent public accountants, the results of external audit examinations, and evaluations by management of the Company’s internal control over financial reporting and the quality of the Company’s financial reporting.

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In addition, the Audit Committee reviewed key initiatives and programs aimed at designing and maintaining an effective internal and disclosure control structure. As part of this process, the Audit Committee continued to monitor the scope and adequacy of the steps taken to maintain the effectiveness of internal procedures and controls.

In performing all of these functions, the Audit Committee acts in an oversight capacity. The Audit Committee reviews and discusses the quarterly and annual consolidated financial statements with management, and the Company’s independent public accountants prior to their issuance. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which is responsible for establishing and maintaining adequate internal control over financial reporting, preparing the financial statements and other reports and maintaining policies relating to legal and regulatory compliance, ethics and conflicts of interest. Cherry Bekaert LLP is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America.

The Audit Committee has reviewed with the independent public accountants the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC including a discussion with management and the independent public accountants of the quality (and not merely the acceptability) of the Company’s accounting principles, the reasonableness of significant estimates and judgments and the disclosures in the Company’s financial statements. In addition, the Audit Committee reviewed and discussed with Cherry Bekaert LLP matters related to its independence, including a review of audit and non-audit fees and the written disclosures in the letter from Cherry Bekaert LLP to the Audit Committee required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent public accountant’s communication with the Audit Committee concerning independence. The Audit Committee concluded that Cherry Bekaert LLP is independent from the Company and its management.

Taking all these reviews and discussions into account, the Audit Committee recommended to the Board that the audited financial statements be included in 374Water’s Annual Report on Form 10-K for fiscal year 2023, for filing with the SEC.

AUDIT COMMITTEE James M. Vanderhider, Chairperson Buddie Joe (BJ) Penn

The Report of the Audit Committee set forth in this Proxy Statement shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or 14C under the Exchange Act or to the liabilities of Section 18 of the Exchange Act. In addition, it shall not be deemed incorporated by reference by any statement that incorporates this Proxy Statement by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference.

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Fees to Independent Registered Public Accounting Firm

The following table summarizes the aggregate fees billed or to be billed to us by our independent registered accounting firm Cherry Bekaert LLP for the fiscal years ended December 31, 2023 and 2022:

	Year Ended December 31,
	2023	2022
Audit Fees	$147,500	$100,600
Audit-Related Fees	$14,600	$52,490
Tax Fees	-	-
All Other Fees	-	-
TOTAL	$147,500	$153,090

“Audit Fees” consisted of fees billed for professional services rendered by the principal accountant for the audit of our annual financial statements and review of the financial statements included in our Forms 10-K and 10-Q or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

“Audit-Related Fees” consisted of fees billed for assurance and related services by the principal accountant that were reasonably related to the performance of the audit or review of our financial statements and are not reported under the paragraph captioned “Audit Fees” above. During our fiscal years ended December 31, 2023 and 2022, Cherry Bekaert LLP billed us $14,600 and $52,490, respectively, for services related to consent procedures for the use of its audit opinion in the Company’s filing of a Registration Statement on Form S-1 and Registration Statement on Form S-3 that incorporated by reference the Company’s audited financial statements for the fiscal years ended December 31, 2022 and 2021.  The amount also included fees related to a underwriter “comfort” letter relating to the same Registration Statement on Form S-3.

“Tax Fees” consisted of fees billed for professional services rendered by the principal accountant for tax returns preparation. During our fiscal years ended December 31, 2023 and 2022, there were no such fees billed by Cherry Bekaert LLP.

“All Other Fees” consisted of fees billed for products and services provided by the principal accountant, other than the services reported above under other captions above. During our fiscal years ended December 31, 2023 and 2022, there were no such fees billed by Cherry Bekaert LLP.

Pre-Approval Policies and Procedures

The audit committee’s policy is that all audit and non-audit services provided by its independent registered public accounting firm shall either be approved before the independent registered public accounting firm is engaged for the particular services or shall be rendered pursuant to pre-approval procedures established by the Audit Committee. These services may include audit services and permissible audit-related services, tax services and other services. Pre-approval spending limits for audit services are established on an annual basis, detailed as to the particular service or category of services to be performed and implemented by our financial officers. Any audit or non-audit service fees that may be incurred by us during a quarter that fall outside the limits pre-approved by the Audit Committee for a particular service or category of services must be reviewed and approved by the Chairperson of the Audit Committee prior to the performance of services. On an annual basis, the Audit Committee reviews and itemizes all fees paid to its independent registered public accounting firm in the prior quarter (including fees approved by the Chairperson of the Audit Committee between regularly scheduled meetings and fees approved by our financial officers pursuant to the pre-approval policies described above) and further reviews and itemizes all fees expected to be paid in the upcoming quarter. The Audit Committee may revise its pre-approval spending limits and policies at any time. None of the fees paid to the independent registered public accounting firm were approved by the Audit Committee after the services were rendered pursuant to the “de minimis” exception established by the SEC for the provision of non-audit services.

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PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, enables our stockholders to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the SEC’s rules. The proposal, commonly known as a “say-on-pay” proposal, is required under Section 14A of the Securities Exchange Act of 1934, as amended (which was put in place by the Dodd-Frank Act) and gives our stockholders the opportunity to express their views on the Company’s executive compensation. Because this vote is an advisory vote, this proposal is not binding upon the Company, our board of directors or the compensation committee; however, the compensation committee, which is responsible for designing and administering the Company’s executive compensation program, values the opinions expressed by stockholders in their vote on this proposal. To the extent there is any significant vote against the compensation of our named executive officers as disclosed in this Proxy Statement, we will consider our stockholders’ concerns and the compensation committee will evaluate whether any actions are necessary to address these concerns.

As described in detail under the heading “Compensation Philosophy and Practices,” the goals of our compensation program are to ensure that executive compensation rewards management for helping us achieve our corporate goals (increased sales, profitability, etc.) and align management’s overall goals and objectives with those of our stockholders. To achieve these goals, our board of directors and, going forward, our compensation committee, aims to:

●	provide a competitive compensation package that enables us to attract and retain qualified management personnel;

●	provide incentives that reward the achievement of performance goals that directly correlate to the enhancement of stockholder value and facilitate executive retention;

●	reward our officers fairly for their role in our achievements; and

●	align executives’ interests with those of stockholders through long-term incentives linked to specific performance.

We are asking our stockholders to indicate their support for our named executive officer compensation program as described in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Compensation Philosophy and Practices, the accompanying compensation tables, and the related narrative disclosure in the Company’s proxy statement for the 2024 annual meeting.”

Vote Required

The affirmative vote of the holders of a majority of the shares of our voting securities represented in person or by proxy at the Annual Meeting entitled to vote on such proposal that vote for or against such proposal is required to approve the advisory vote on executive compensation. This is a non-binding advisory vote.

The Board recommends a vote FOR the advisory vote on executive compensation disclosed in the Compensation Philosophy and Practices, the accompanying compensation tables, and the related narrative disclosure.

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PROPOSAL 3: INCREASE OF THE ABOUT OF STOCK OPTIONS ISSUABLE UNDER THE COMPANY'S 2021 EQUITY INCENTIVE PLAN

The Company's stockholders are being asked to approve of an increase an additional 14,000,000 of shares to be authorized for issuance under the Company’s 2021- Equity Incentive Plan (the “Equity Plan”).

The Equity Plan contains a number of features that we believe are consistent with the interests of our stockholders and promote sound corporate governance practices, and also will enable us to provide a competitive mix of compensation (including equity awards) to our key employees. Our Board of Directors believes that our ability to attract, retain and motivate top quality employees and non-employee directors, as well as high quality consultants and advisors, is important to our success and will be enhanced substantially through our ability to make equity incentive grants from the Equity Plan.

Prior to increasing the amount of common shares reserved and issuable under the Equity Plan by 14,000,000, we considered a number of factors including the critical retention role that long-term equity incentives play in our executive and other key employee compensation programs, aligning the interests of key employees with our company and stockholders, our anticipated dilution from the issuance of awards, and the reservation of enough shares in the Equity Plan anticipated to last for several years.

Description of the Equity Plan

Certain material features of the Equity Plan are summarized as follows, which summary is qualified in its entirety by reference to the full text of the Equity Plan attached to this Information Statement as Annex A.

Eligible Participants. Employees, consultants and advisors of the Company (or any subsidiary), and non-employee directors of the Company will be eligible to receive awards under the Equity Plan. In the case of consultants and advisors, however, their services cannot be in connection with the offer and sale of securities in a capital-raising transaction nor directly or indirectly promote or maintain a market for the Company’s securities.

Administration. The Equity Plan will be administered by the Board, or if the board so delegates the to a committee of the Board (the “Committee”), which has full power and authority to determine when and to whom awards will be granted, and the type, amount, form of payment, any deferral payment, and other terms and conditions of each award. Subject to provisions of the Equity Plan, the Committee may amend or waive the terms and conditions, or accelerate the exercisability, of an outstanding award. The Committee also has the authority to interpret and establish rules and regulations for the administration of the Equity Plan. In addition, the Board of Directors may also exercise the powers of the Committee.

Shares Available for Awards. The current aggregate number of shares of the Company’s Common Stock available and reserved to be issued under the Equity Plan is 10,000,000 shares. We are proposing to increase by number of Common Stock available and reserved to be issued under the Equity Plan by 14,000,000, for a total of 24,000,000 shares of Common Stock.

Types of Awards

Awards can be granted for no cash consideration or for any cash and other consideration as determined by the Committee. Awards may provide that upon the grant or exercise thereof, the holder will receive cash, shares of the Company’s Common Stock, other securities or property, or any combination of these in a single payment, installments or on a deferred basis. The exercise price per share of any stock option may not be less than the fair market value of the Company’s Common Stock on the date of grant. The term of any award cannot be longer than ten years from the date of grant. Awards will be adjusted in the event of a stock dividend or other distribution, recapitalization, forward or reverse stock split, reorganization, merger or other business combination, or similar corporate transaction, in order to prevent dilution or enlargement of the benefits or potential benefits provided under the Equity Plan.

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Our Equity Plan permits grants of the following types of awards:

Stock Options. Stock options entitle the holder to purchase a specified number of shares of our Common Stock at a specified price, which is called the exercise price, subject to the terms and conditions of the stock option grant. The Equity Plan permits the grant of both non-statutory and incentive stock options. Incentive stock options may be granted solely to eligible employees of the Company or its subsidiary. Each stock option granted under the Equity Plan must be evidenced by an award agreement that specifies the exercise price, the term, the number of shares underlying the stock option, the vesting, and any other conditions. The exercise price of each stock option granted under the Equity Plan must be at least 100% of the fair market value of a share of our Common Stock as of the date the award is granted to a participant. Fair market value under the plan means, unless otherwise determined by the Committee, the closing price of our Common Stock, as reported on the OTCQB or any stock exchange or market upon which our Common Stock will be then listed or quoted, on the immediately prior trading day. The Board fixes the terms and conditions of each stock option, subject to certain restrictions, such as a ten-year maximum term.

Restricted Stock Awards. Restricted stock awards may be granted under the Equity Plan. A restricted stock award is an award of Common Stock that is subject to restrictions on transfer and risk of forfeiture upon certain events, typically including termination of service. The Board or Committee will determine, and set forth in an award agreement, the period of restriction, the number of shares of restricted stock awards granted, and other such conditions or restrictions.

Performance Awards. Performance awards, in the form of cash, shares of Common Stock, other awards, or a combination of both, may be granted under the Equity Plan in such amounts and upon such terms as the Board or Committee may determine. The Board or Committee will determine, and set forth in an award agreement, the amount of cash and/or number of shares or other awards, the performance goals, the performance periods, and other terms and conditions. The extent to which the participant achieves his or her performance goals during the applicable performance period will determine the amount of cash and/or number of shares or other awards earned by the participant.

Non-Employee Director Awards. The Board or Committee at any time and from time to time may approve resolutions providing for the automatic or other grant of awards under the Equity Plan to non-employee directors. Such awards may be granted singly, in combination, or in tandem, and may be granted pursuant to such terms, conditions, and limitations as the Board or Committee may establish in its sole discretion consistent with the provisions of the Equity Plan. The Board or Committee may permit non-employee directors to elect to receive all or any portion of their annual retainers, meeting fees, or other fees in restricted stock, or other stock-based awards in lieu of cash.

Other Stock-Based Awards. Consistent with the terms of the plan, other stock-based awards may be granted to participants in such amounts and upon such terms as the Board or Committee may determine.

Accounting for Awards

Our shares of Common Stock covered and reserved for each award under the Equity Plan will be counted against the aggregate number of shares available for award. Awards that do not entitle the holder to receive or purchase shares and awards that are settled in cash will not be counted against the aggregate number of shares available for awards under the Equity Plan.

Common shares covered by an award made under the Equity Plan (or to which an award relates) that are not purchased or forfeited, or are subject to an award that otherwise terminates or is cancelled without delivery of any shares, will be restored to the Equity Plan and available for award again. Shares that are withheld in full or partial payment of the purchase or exercise price or tax obligation of any award will not be available again for further grants under the Equity Plan.

Termination of Employment or Other Service.

The Equity Plan provides for certain default rules in the event of a termination of a participant’s employment or other service. These default rules may be modified in an award agreement or an individual agreement between the Company and a participant. If a participant’s employment or other service with the Company is terminated for cause, then all outstanding awards held by such participant will be terminated and forfeited. In the event a participant’s employment or other service with the Company is terminated by reason of death, disability, or retirement, then:

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•

All outstanding stock options (excluding non-employee director options in the case of retirement) held by the participant will, to the extent exercisable, remain exercisable for a period of one year after such termination, but not later than the date the stock options;

•	All outstanding stock options that are not exercisable and all outstanding restricted stock will be terminated and forfeited; and

•

All outstanding unvested performance awards, and other stock-based awards held by the participant will terminate and be forfeited. However, with respect to any awards that vest based on the achievement of performance goals, if a participant’s employment or other service with the Company or any subsidiary is terminated prior to the end of the performance period of such award, but after the conclusion of a portion of the performance period, the Board may, in its sole discretion, cause shares to be delivered or payment made with respect to the participant’s award, but only if otherwise earned for the entire performance period and only with respect to the portion of the applicable performance period completed at the date of such event, with proration based on the number of months or years that the participant was employed or performed services during the performance period.

•	In the event a participant’s employment or other service with the Company is terminated by reason other than for cause, death, disability, or retirement, then:

•

All outstanding stock options (including non-employee director options) held by the participant that then are exercisable will remain exercisable for three months after the date of such termination, but will not be exercisable later than the date the stock options;

•	All outstanding restricted stock will be terminated and forfeited; and

•

All outstanding unvested performance awards, and other stock-based awards will be terminated and forfeited. However, with respect to any awards that vest based on the achievement of performance goals, if a participant’s employment or other service with the Company or any subsidiary is terminated prior to the end of the performance period of such award, but after the conclusion of a portion of the performance period, the Board may, in its sole discretion, cause shares to be delivered or payment made with respect to the participant’s award, but only if otherwise earned for the entire performance period and only with respect to the portion of the applicable performance period completed at the date of such event, with proration based on the number of months or years that the participant was employed or performed services during the performance period.

Modification of Rights upon Termination.

Upon a participant’s termination of employment or other service with the Company or any subsidiary, the Board may, in its sole discretion (which may be exercised at any time on or after the grant date, including following such termination) cause stock options (or any part thereof) held by such participant as of the effective date of such termination to terminate, become, or continue to become exercisable or remain exercisable following such termination of employment or service, performance awards, non-employee director awards and other stock-based awards held by such participant as of the effective date of such termination to terminate, vest, or become free of restrictions and conditions to payment, as the case may be, following such termination of employment or service, in each case in the manner determined by the Board; provided, however, that no stock option may remain exercisable beyond its expiration date. Any such action by the Board adversely affecting any outstanding award will not be effective without the consent of the affected participant, except to the extent the Board is authorized by the Equity Plan to take such action.

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Forfeiture and Recoupment.

If a participant is determined by the Board to have taken any action while providing services to the Company or within one year after termination of such services that would constitute “cause”, as such term is defined in the Equity Plan, all rights of the participant under the Equity Plan and any agreements evidencing an award then held by the participant will terminate and be forfeited. The Board has the authority to rescind the exercise, vesting, issuance, or payment in respect of any awards of the participant that were exercised, vested, issued, or paid and require the participant to pay to the Company, within ten (10) days of receipt of notice, any amount received or the amount gained as a result of any such rescinded exercise, vesting, issuance, or payment. The Company may defer the exercise of any stock option for up to six months after receipt of notice of exercise in order for the Board to determine whether “cause” exists. The Company is entitled to withhold and deduct future wages or make other arrangements to collect any amount due.

In addition, if the Company is required to prepare an accounting restatement due to material noncompliance, as a result of misconduct, with any financial reporting requirement under the securities laws, then any participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 will reimburse the Company for the amount of any award received by such individual under the Equity Plan during the 12 month period following the first public issuance or filing with the SEC as the case may be, of the financial document embodying such financial reporting requirement. The Company also may seek to recover any award made as required by the provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act or any recover any, forfeiture, or recoupment provision required by applicable law or under the requirements of any stock exchange or market upon which our Common Stock is then listed or traded or any policy adopted by the Company.

Effect of Change in Control.

Generally, a change in control will mean:

•	The acquisition, other than from the Company, by any individual, entity, or group of beneficial ownership of 50% or more of the then outstanding shares of Common Stock;

•

The consummation of a reorganization, merger, or consolidation of the Company with respect to which all or substantially all of the individuals or entities who were the beneficial owners of Common Stock and voting securities immediately prior to the transaction do not, following the transaction, beneficially own more than 50% of the outstanding shares of Common Stock of the corporation resulting from the transaction; or

•	A complete liquidation or dissolution of the Company or the sale or other disposition of all or substantially all of the assets of the Company.

Subject to the terms of the applicable award agreement or an individual agreement between the Company and a participant, upon a change in control, the following shall occur (in the sole discretion of the Committee): (a) all outstanding options shall become exercisable in full, the restriction period and performance period applicable to some or all outstanding restricted stock awards shall lapse, and the performance measures applicable to some or all outstanding awards shall be deemed to be satisfied; and/or (b) the Committee may require that any outstanding awards, in whole or in part, be surrendered to us by the holder, to be immediately cancelled by us, in exchange for a cash payment.

Term, Termination, and Amendment

Unless sooner terminated by the Board, the Equity Plan will terminate at midnight on December 31, 2031. No award will be granted after termination of the Equity Plan, but awards outstanding upon termination of the Equity Plan will remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of the Equity Plan.

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Subject to certain exceptions, the Board has the authority to suspend or terminate the Equity Plan or terminate any outstanding award agreement and the Board has the authority to amend the Equity Plan or amend or modify the terms of any outstanding award at any time and from time to time. No amendments to the Equity Plan will be effective without approval of the Company’s stockholders if: (a) stockholder approval of the amendment is then required pursuant to Section 422 of the Internal Revenue Code of 1986, as amended(the “Code”), the rules of the primary stock exchange on which the Common Stock is then traded, applicable U.S. state and federal laws or regulations, and the applicable laws of any foreign country or jurisdiction where awards are, or will be, granted under the Equity Plan; or (b) such amendment would: (i) modify the re-pricing provisions of the Equity Plan; (ii) materially increase benefits accruing to participants; (iii) increase the aggregate number of shares of Common Stock issued or issuable under the Equity Plan; (iv) increase any limitation set forth in the Equity Plan on the number of shares of Common Stock which may be issued or the aggregate value of awards which may be made, in respect of any type of award to any single participant during any specified period; (v) modify the eligibility requirements for participants in the Equity Plan; or (vi) reduce the minimum exercise price or grant price as set forth in the Equity Plan. No termination, suspension, or amendment of the Equity Plan shall adversely affect any outstanding award previously granted under the Equity Plan without the written consent of the participant holding such award.

Transferability of Awards

Except in certain limited situations permitted under the Equity Plan, awards other than stock awards under the Equity Plan may only be transferred by will or probate laws of descent and distribution, and under no circumstances may outstanding awards be transferred for value.

Federal Tax Consequences of the Equity Plan

The following is a general summary, as of the date of this information statement, of the federal income tax consequences to participants and the Company of transactions under the Equity Plan. This summary is intended for the information of stockholders and not as tax guidance to participants in the Equity Plan, as the consequences may vary with the types of grants made, the identity of the participant, and the method of payment or settlement. The summary does not address the effects of other federal taxes or taxes imposed under state, local, or foreign tax laws. Participants are encouraged to seek the advice of a qualified tax advisor regarding the tax consequences of participation in the Equity Plan.

Incentive Stock Options. With respect to incentive stock options, generally, the participant is not taxed, and we are not entitled to a deduction, on either the grant or the exercise of an incentive stock option so long as the requirements of Section 422 of the Code continue to be met. If the participant meets the employment requirements and does not dispose of the shares of our Common Stock acquired upon exercise of an incentive stock option until at least one year after date of the exercise of the stock option and at least two years after the date the stock option was granted, gain or loss realized on sale of the shares will be treated as long-term capital gain or loss. If the shares of our Common Stock are disposed of before those periods expire, which is called a disqualifying disposition, the participant will be required to recognize ordinary income in an amount equal to the lesser of (i) the excess, if any, of the fair market value of our Common Stock on the date of exercise over the exercise price, or (ii) if the disposition is a taxable sale or exchange, the amount of gain realized. Upon a disqualifying disposition, we will generally be entitled, in the same tax year, to a deduction equal to the amount of ordinary income recognized by the participant, assuming that a deduction is allowed under Section 162(m) of the Code.

Non-Statutory Stock Options. The grant of a stock option that does not qualify for treatment as an incentive stock option, which is generally referred to as a non-statutory stock option, is generally not a taxable event for the participant. Upon exercise of the stock option, the participant will generally be required to recognize ordinary income in an amount equal to the excess of the fair market value of our Common Stock acquired upon exercise (determined as of the date of exercise) over the exercise price of the stock option, and we will be entitled to a deduction in an equal amount in the same tax year, assuming that a deduction is allowed under Section 162(m) of the Code. At the time of a subsequent sale or disposition of shares obtained upon exercise of a non-statutory stock option, any gain or loss will be a capital gain or loss, which will be either a long-term or short-term capital gain or loss, depending on how long the shares have been held.

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Restricted Stock and Other Stock-Based Awards. The federal income tax consequences with respect to restricted stock and stock-based awards depend on the facts and circumstances of each award, including, in particular, the nature of any restrictions imposed with respect to the awards. In general, if an award of stock granted to the participant is subject to a “substantial risk of forfeiture” (e.g., the award is conditioned upon the future performance of substantial services by the participant) and is nontransferable, a taxable event occurs when the risk of forfeiture ceases or the awards become transferable, whichever first occurs. At such time, the participant will recognize ordinary income to the extent of the excess of the fair market value of the stock on such date over the participant’s cost for such stock (if any), and the same amount is deductible by us, assuming that a deduction is allowed under Section 162(m) of the Code. Under certain circumstances, the participant, by making an election under Section 83(b) of the Code, can accelerate federal income tax recognition with respect to an award of stock that is subject to a substantial risk of forfeiture and transferability restrictions, in which event the ordinary income amount and our deduction will be measured and timed as of the grant date of the award. If the stock award granted to the participant is not subject to a substantial risk of forfeiture or transferability restrictions, the participant will recognize ordinary income with respect to the award to the extent of the excess of the fair market value of the stock at the time of grant over the participant’s cost, if any, and the same amount is deductible by us, assuming that a deduction is allowed under Section 162(m) of the Code. If a stock-based award is granted but no stock is actually issued to the participant at the time the awards granted, the participant will recognize ordinary income at the time the participant receives the stock free of any substantial risk of forfeiture (or receives cash in lieu of such stock) and the amount of such income will be equal to the fair market value of the stock at such time over the participant’s cost, if any, and the same amount is then deductible by us, assuming that a deduction is allowed under Section 162(m) of the Code.

Withholding Obligations. We are entitled to withhold and deduct from future wages of the participant, to make other arrangements for the collection of, or to require the participant to pay to us an amount necessary for us to satisfy the participant’s federal, state, or local tax withholding obligations with respect to awards granted under the Equity Plan. Withholding for taxes may be calculated based on the maximum applicable tax rate for the participant’s jurisdiction or such other rate that will not trigger a negative accounting impact on the Company. The Committee may permit a participant to satisfy a tax withholding obligation by withholding shares of Common Stock underlying an award, tendering previously acquired shares, delivery of a broker exercise notice, or a combination of these methods.

Code Section 409A. A participant may be subject to a 20% penalty tax, in addition to ordinary income tax, at the time a grant becomes vested, plus an interest penalty tax, if the grant constitutes deferred compensation under Section 409A of the Code and the requirements of Section 409A of the Code are not satisfied.

Code Section 162(m). Pursuant to Section 162(m) of the Code, the annual compensation paid to an individual who is a “covered employee” is not deductible by us to the extent it exceeds $1 million. The Tax Cut and Jobs Act, signed into law on December 22, 2017, amended Section 162(m), effective for tax years beginning after December 31, 2017, (i) to expand the definition of a “covered employee” to include any person who was the Chief Executive Officer or the Chief Financial Officer at any time during the year and the three most highly compensated officers (other than the Chief Executive Officer or the Chief Financial Officer) who were employed at any time during the year whether or not the compensation is reported in the Summary Compensation Table included in our Annual Report on Form 10-K for our period ended December 31, 2020; (ii) to treat any individual who is considered a covered employee at any time during a tax year beginning after December 31, 2016 as remaining a covered employee permanently; and (iii) to eliminate the performance-based compensation exception to the $1 million deduction limit (with a transition provision continuing the performance-based exception for certain compensation covered by a written binding contract in existence on November 2, 2017).

Excise Tax on Parachute Payments. Unless otherwise provided in a separate agreement between a participant and the Company, if, with respect to a participant, the acceleration of the vesting of an award or the payment of cash in exchange for all or part of an award, together with any other payments that such participant has the right to receive from the Company, would constitute a “parachute payment, “then the payments to such participant will be reduced to the largest amount as will result in no portion of such payments being subject to the excise tax imposed by Section 4999 of the Code. Such reduction, however, will only be made if the aggregate amount of the payments after such reduction exceeds the difference between the amount of such payments absent such reduction minus the aggregate amount of the excise tax imposed under Section 4999 of the Code attributable to any such excess parachute payments. If such provisions are applicable and if an employee will be subject to a 20% excise tax on any “excess parachute payment” pursuant to Section 4999 of the Code, we will be denied a deduction with respect to such excess parachute payment pursuant to Section 280G of the Code.

Vote Required

The affirmative vote of the holders of a majority of the shares of the Company’s common stock present in person or represented by proxy at the Annual Meeting is required to approve Proposal 3.

The Board recommends a vote FOR the increase of the amount of Common Stock authorized for issuance under the Company's 2021 Equity Incentive Plan.

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PROPOSAL 4: RATIFICATION OF THE APPOINTMENT OF CHERRY BEKAERT LLP AS OUR

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2024 FISCAL YEAR

The Audit Committee of the Board has selected Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024, and the Board has directed that management submit the selection of independent registered public accountants for ratification by the stockholders at the Annual Meeting.

Stockholder ratification of the selection of Cherry Bekaert LLP as our independent registered public accounting firm is not required by our Bylaws or otherwise. However, the Board is submitting the selection of Cherry Bekaert LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain Cherry Bekaert LLP Even if the selection is ratified, the Audit Committee, at its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Required Vote and Board Recommendation

The affirmative vote of a majority of the shares present cast for or against the proposal is required to ratify the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024. If your shares are held by a broker and you do not give the broker specific instructions on how to vote your shares, your broker may vote your shares at its discretion. Abstentions will have no effect on the outcome of the vote on this proposal.

The Board recommends a vote FOR the ratification of Cherry Bekaert LLP as our independent registered public accounting firm for the 2024 fiscal year.

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OTHER BUSINESS

The Board knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote the proxy in accordance with applicable law and as they may deem appropriate in their discretion, unless directed by the proxy to do otherwise.

SUBMISSION OF FUTURE STOCKHOLDER PROPOSALS

Stockholders who wish to submit proposals to be considered or to nominate persons for election to the Board of Directors at the 2025 Annual Meeting must be a stockholder of record, both when they give us notice and at the 2025 Annual Meeting, must be entitled to vote at the 2025 Annual Meeting. A stockholder’s notice must be delivered to our Secretary at c/o 374Water Inc. 3710 Shannon Rd., Suite 51877, Durham, North Carolina 27717 not less than 45 nor more than 75 days before the anniversary date of the immediately preceding Annual Meeting. For our 2025 Annual Meeting, the notice must be delivered between March 31, 2024 and April 30, 2024. However, if our 2026 Annual Meeting is not within 30 days prior to or 60 days after August 30, 2024, the notice must be delivered no later than the close of business on the 10th day following the earlier of the day on which the first public announcement of the date of the 2025 Annual Meeting or 120 days prior to such meeting but not later than 90 days prior to such meeting. The public announcement of an adjournment or postponement of the 2024 Annual Meeting will not trigger a new time period (or extend any time period) for the giving of a stockholder notice as described in this proxy statement.

A copy of our 2023 Annual Report on Form 10-K, as amended, is available without charge (except for exhibits, which are available upon payment of a reasonable fee) upon written request to 374Water Inc. Attention: Secretary, 3710 Shannon Rd., Suite 51877, Durham, North Carolina 27717.

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374WATER INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS annual meeting OF STOCKHOLDERS – JUNE 13, 2024 at 10:00 AM EASTERN
CONTROL ID:
REQUEST ID:

The undersigned, a stockholder of 374Water Inc. (the “Company”), hereby revoking any proxy heretofore given, does hereby appoint proxy, with power of substitution, for and in the name of the undersigned to attend the 2024 annual meeting of stockholders of the Company to be held at 701 W. Main Street, Suite 410, Durham, North Carolina 27701 on  June 13, 2024 beginning at 10:00 AM, local time, or at any adjournment or postponement thereof, and there to vote, as designated below.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/SCWO
PHONE:	1-866-752-VOTE(8683)

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ANNUAL MEETING OF THE STOCKHOLDERS OF 374WATER INC.			PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1		→	FOR	WITHHOLD
Election of Directors:
	Marc Deschusses		☐	☐
	Richard H. Davis		☐	☐		Control ID:
	Terry Merrell		☐	☐		REQUEST ID:
	Deanna Rene Estes		☐	☐
	Buddie Joe (BJ) Penn		☐	☐
	Christian Gannon		☐	☐
	James M. Vanderhider		☐	☐
Proposal 2		→	FOR	AGAINST	ABSTAIN
	An advisory vote on the compensation of the Company’s named executive officers as disclosed in the Proxy Statement accompanying this notice.		☐	☐	☐
Proposal 3		→	FOR	AGAINST	ABSTAIN
	Increase of the number of shares of Common Stock authorized and issuable under the Company's 2021 Equity Incentive Plan.		☐	☐	☐
Proposal 4		→	FOR	AGAINST	ABSTAIN
	Ratification of the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for the 2024 fiscal year.		☐	☐	☐
MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐
THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” PROPOSAL 1, 2 3 AND 4.

MARK HERE FOR ADDRESS CHANGE   ☐  New Address (if applicable):

____________________________

____________________________

____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2024

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)

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